Cybersecurity Risk Management and Strategy Disclosure	12 Months Ended
Jun. 30, 2025
Cybersecurity Risk Management, Strategy, and Governance [Abstract]
Cybersecurity Risk Management Processes for Assessing, Identifying, and Managing Threats [Text Block]	The Company is planning to adopt a Cybersecurity Policy governing the establishment and application of certain procedures and safeguards to identify potential cybersecurity risks and, in the event of a cybersecurity breach, the protocol for disclosing to the SEC, including possible remedies. We review cybersecurity risk as part of our overall risk-management program to ensure that cybersecurity risk management is a meaningful priority in our business strategy and operations.

We presently do not engage third parties to assist with evaluating the effectiveness of our risk-management and cybersecurity practices. The Company did not have any material cybersecurity breaches during the year ended June 30, 2025.

The Audit Committee is the governance body involved in, and ultimately responsible for, cybersecurity oversight. They will generally coordinate with our Chief Financial Officer in this regard. If needed, the full Board would be updated on cybersecurity risks and incidents. None of our directors on the Audit Committee nor our Chief Financial Officer have particular experience in cybersecurity matters.

Cybersecurity Risk Management Third Party Engaged [Flag]	false
Cybersecurity Risk Materially Affected or Reasonably Likely to Materially Affect Registrant [Flag]	false
Cybersecurity Risk Materially Affected or Reasonably Likely to Materially Affect Registrant [Text Block]	The Company did not have any material cybersecurity breaches during the year ended June 30, 2025.
Cybersecurity Risk Board of Directors Oversight [Text Block]	The Audit Committee is the governance body involved in, and ultimately responsible for, cybersecurity oversight.